UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

Form 8-K
______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 5, 2016

Actua Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware	001-16249	23-2996071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

555 East Lancaster Avenue, Suite 640, Radnor, PA 19087
(Address of Principal Executive Offices) (Zip Code)

(610) 727-6900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 Financial Information

Item 2.02. Results of Operations and Financial Condition.

On May 5, 2016, Actua Corporation (the “Company”) issued a press release setting forth its financial information for the three month period ended March 31, 2016.  A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information in Section 2 of this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated May 5, 2016, issued by Actua Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Actua Corporation

Date: May 5, 2016	By:	/s/ R. Kirk Morgan
Name: R. Kirk Morgan
Title: Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 5, 2016, issued by Actua Corporation